Exhibit 10.2

FIRST AMENDMENT TO

AMENDED AND RESTATED SECOND LIEN CREDIT AGREEMENT

dated as of

March 27, 2017

among

TITAN ENERGY OPERATING, LLC,

as Borrower,

TITAN ENERGY, LLC,

as Parent,

and

THE LENDERS FROM TIME TO TIME PARTY HERETO,

PRIVILEGED AND CONFIDENTIAL

ATTORNEY WORK PRODUCT

SUBJECT TO JOINT INTEREST PRIVILEGE

FIRST AMENDMENT TO

AMENDED AND RESTATED SECOND LIEN CREDIT AGREEMENT

This FIRST AMENDMENT TO AMENDED AND RESTATED SECOND LIEN CREDIT AGREEMENT (this “First Amendment”), dated as of March 27, 2017, is among TITAN ENERGY OPERATING, LLC, a limited liability company formed under the laws of the State of Delaware (the “Borrower”), TITAN ENERGY, LLC, a limited liability company formed under the laws of the State of Delaware (the “Parent”), each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the “Loan Parties”), and each of the Lenders that is a signatory hereto.

Recitals

A. The Borrower, the Parent, Wilmington Trust, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and the Lenders are parties to that certain Amended and Restated Second Lien Credit Agreement, dated as of September 1, 2016 (the “Credit Agreement”), pursuant to which the Lenders have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of the Borrower.

B. The Borrower has requested that the Credit Agreement be amended to extend the period in which it can deliver the financial statements required by Section 8.01(b) for the fiscal quarter ending December 31, 2016.

C. The parties hereto desire to enter into this First Amendment to amend the Credit Agreement in certain respects as set forth herein, to be effective as of the First Amendment Effective Date.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term which is defined in the Credit Agreement, but which is not defined in this First Amendment, shall have the meaning ascribed such term in the Credit Agreement, as amended hereby. Unless otherwise indicated, all section references in this First Amendment refer to the Credit Agreement.

Section 2. Amendments. In reliance on the representations, warranties, covenants and agreements contained in this First Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 5 hereof, the Credit Agreement shall be amended in the manner provided in this Section 2 effective as of the First Amendment Effective Date.

2.1 Additional Definitions. Section 1.02 of the Credit Agreement is hereby amended to add thereto in alphabetical order the following definitions which shall read in full as follows:

“First Amendment” means that certain First Amendment to Amended and Restated Second Lien Credit Agreement, dated as of March 24, 2017, among the Borrower, the Guarantors and the Lenders party thereto.

“First Amendment Effective Date” means March 24, 2017.

2.2 Restated Definitions. The definition of “Loan Documents” contained in Section 1.02 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

“Loan Documents” means this Agreement, the First Amendment, the Notes, if any, the Security Instruments, the Hedge Facility Intercreditor Agreement, the Intercreditor Agreement, the Fee Letter and any and all other material agreements or instruments now or hereafter executed and delivered by any Loan Party or any other Person (other than participation or similar agreements between any Lender and any other lender or creditor with respect to Indebtedness pursuant to this Agreement) in connection with the Indebtedness, this Agreement and the transactions contemplated hereby, as such agreements may be amended, modified, supplemented or restated from time to time.

2.3 Amendments to Section 8.01(b) of the Credit Agreement. Section 8.01(b) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

(b) Quarterly Financial Statements. As soon as available, but in any event in accordance with then applicable law and (i) not later than 100 days after the end of the fiscal quarter of the Parent ending on December 31, 2016 and (ii) not later than 55 days after the end of each other fiscal quarter of each fiscal year of the Parent, its consolidated balance sheet and related statements of income, partners’ equity and cash flows as of the end of and for such fiscal quarter and the then elapsed portion of the fiscal year, setting forth, in each case, in comparative form the figures for the corresponding period or periods of (or, in the case of the balance sheet, as of the end of) the previous fiscal year, all certified by one of its Financial Officers as presenting fairly in all material respects the financial condition and results of operations of the Parent and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP consistently applied, subject to normal year-end audit adjustments and the absence of footnotes.

2.4 Amendments to Section 10.01(d) of the Credit Agreement. Section 10.01(d) of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

(d) (i) the Parent, the Borrower or any Restricted Subsidiary shall fail to observe or perform any covenant, condition or agreement contained in Section 8.01(b)(i), Section 8.01(i), Section 8.01(m), Section 8.01(t), Section 8.02(a), Section 8.17 or in Article IX or (ii) any provision of the Organizational Documents (including the Parent LLC Agreement and the Borrower LLC Agreement) is amended, supplemented or otherwise modified in any manner that is material and adverse to the interests of the Lenders;

Section 3. Conditions Precedent. The amendments contained in Section 2 hereof shall be effective on the date the following conditions are fulfilled (such date being the “First Amendment Effective Date”):

3.1 The Required Lenders shall have received duly executed counterparts of this First Amendment from the Loan Parties.

3.2 The Required Lenders shall have received all fees, expenses and other amounts due and payable on or prior to the First Amendment Effective Date, including all fees and expenses incurred in connection with the preparation, negotiation, execution and delivery of this First Amendment due and owing to Latham & Watkins LLP and invoiced prior to the First Amendment Effective Date.

Section 4. Miscellaneous.

4.1 Confirmation and Effect. The provisions of the Credit Agreement (as amended by this First Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this First Amendment, and this First Amendment shall not constitute a waiver of any provision of the Credit Agreement or any other Loan Document, except as expressly provided for herein. Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof’, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

4.2 Ratification and Affirmation of Loan Parties. Each of the Loan Parties hereby expressly (a) acknowledges the terms of this First Amendment, (b) ratifies and affirms its obligations under the Guaranty Agreement and the other Loan Documents to which it is a party, (c) acknowledges, renews and extends its continued liability under the Guaranty Agreement and the other Loan Documents to which it is a party, (d) agrees that its guarantee under the Guaranty Agreement and the other Loan Documents to which it is a party remains in full force and effect with respect to the Indebtedness as amended hereby, (e) represents and warrants to the Lenders that each representation and warranty of such Loan Party contained in the Credit Agreement and the other Loan Documents to which it is a party is true and correct in all material respects on and as of the First Amendment Effective Date (other than (x) representations and warranties that were made as of a specific date, in which case such representations and warranties were true and correct in all material respects when made and (y) representations and warranties that are qualified by materiality or by reference to Material Adverse Effect, in which case such representations and warranties (as so qualified) shall continue to be true and correct in all respects), (f) represents and warrants to the Lenders that the execution, delivery and performance by such Loan Party of this First Amendment are within such Loan Party’s corporate, limited partnership or limited liability company powers (as applicable), have been duly authorized by all necessary action and that this First Amendment constitutes the valid and binding obligation of such Loan Party enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally and (g) represents and warrants to the Lenders that immediately on and as of the First Amendment Effective Date, no Default or Event of Default exists.

4.3 Counterparts; Integration; Effectiveness; Electronic Execution.

(a) This First Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This First Amendment and the other Loan Documents, and any separate letter agreements with respect to fees payable to the Administrative Agent, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Delivery of an executed counterpart of a signature page of this First Amendment by facsimile or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this First Amendment.

(b) The words “execution,” “signed” and “signature” shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

4.4 No Oral Agreement. THIS WRITTEN FIRST AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

4.5 Governing Law. THIS FIRST AMENDMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS FIRST AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

4.6 Payment of Expenses. The Borrower shall pay all reasonable and documented out-of-pocket expenses incurred by the Required Lenders, including, without limitation, the reasonable fees, charges and disbursements of counsel and other outside consultants for the Required Lenders, the reasonable travel, photocopy, mailing, courier, telephone and other similar expenses, in connection with the preparation, negotiation, execution, delivery and administration (both before and after the execution hereof and including advice of counsel to the Required Lenders as to the rights and duties of the Required Lenders with respect thereto) of this First Amendment and any amendments, modifications or waivers of or consents related to the provisions hereof or thereof.

4.7 Severability. Any provision of this First Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof or thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

4.8 Successors and Assigns. The provisions of this First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

4.9 Release. EACH OF THE LOAN PARTIES, ON ITS OWN BEHALF AND ON BEHALF OF ITS PREDECESSORS, SUCCESSORS, LEGAL REPRESENTATIVES AND ASSIGNS (EACH OF THE FOREGOING, COLLECTIVELY, THE “RELEASING PARTIES”), HEREBY ACKNOWLEDGES AND STIPULATES THAT AS OF THE DATE OF THIS FIRST AMENDMENT, NONE OF THE RELEASING PARTIES HAS ANY CLAIMS OR CAUSES OF ACTION OF ANY KIND WHATSOEVER AGAINST, OR ANY GROUNDS OR CAUSE FOR REDUCTION, MODIFICATION, SET ASIDE OR SUBORDINATION OF THE INDEBTEDNESS OR ANY LIENS OR SECURITY INTERESTS OF, THE ADMINISTRATIVE AGENT, THE LENDERS OR ANY OF THEIR AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ATTORNEYS, OR REPRESENTATIVES, OR AGAINST ANY OF THEIR RESPECTIVE PREDECESSORS, SUCCESSORS OR ASSIGNS (EACH OF THE FOREGOING, COLLECTIVELY, THE “RELEASED PARTIES”). IN PARTIAL CONSIDERATION FOR THE AGREEMENT OF THE LENDERS PARTY HERETO TO ENTER INTO THIS FIRST AMENDMENT, EACH OF THE RELEASING PARTIES HEREBY UNCONDITIONALLY WAIVES AND FULLY AND FOREVER RELEASES, REMISES, DISCHARGES AND HOLDS HARMLESS THE RELEASED PARTIES FROM ANY AND ALL CLAIMS, CAUSES OF ACTION, DEMANDS AND LIABILITIES OF ANY KIND WHATSOEVER, WHETHER DIRECT OR INDIRECT, FIXED OR CONTINGENT, LIQUIDATED OR UNLIQUIDATED, DISPUTED OR UNDISPUTED, KNOWN OR UNKNOWN, WHICH ANY OF THE RELEASING PARTIES HAS OR MAY ACQUIRE IN THE FUTURE RELATING IN ANY WAY TO ANY EVENT, CIRCUMSTANCE, ACTION OR FAILURE TO ACT AT ANY TIME ON OR PRIOR TO THE FIRST AMENDMENT EFFECTIVE DATE, SUCH WAIVER, RELEASE AND DISCHARGE BEING MADE WITH FULL KNOWLEDGE AND UNDERSTANDING OF THE CIRCUMSTANCES AND EFFECTS OF SUCH WAIVER, RELEASE AND DISCHARGE, AND AFTER HAVING CONSULTED LEGAL COUNSEL OF ITS OWN CHOOSING WITH RESPECT THERETO. THIS PARAGRAPH IS IN ADDITION TO ANY OTHER RELEASE OF ANY OF THE RELEASED PARTIES BY THE RELEASING PARTIES AND SHALL NOT IN ANY WAY LIMIT ANY OTHER RELEASE, COVENANT NOT TO SUE OR WAIVER BY THE RELEASING PARTIES IN FAVOR OF THE RELEASED PARTIES.

[Signature pages follow]

The parties hereto have caused this First Amendment to be duly executed as of the day and year first above written.

BORROWER:	TITAN ENERGY OPERATING, LLC

	By:	/s/ Jeffrey M. Slotterback
	Name:	Jeffrey M. Slotterback
	Title:	Chief Financial Officer

PARENT:	TITAN ENERGY OPERATING, LLC

	By:	/s/ Jeffrey M. Slotterback
	Name:	Jeffrey M. Slotterback
	Title:	Chief Financial Officer

ATLAS RESOURCE PARTNERS HOLDINGS, LLC, a Delaware limited liability company

ATLAS ENERGY COLORADO, LLC, a Colorado limited liability company

ATLAS ENERGY INDIANA, LLC, an Indiana limited liability company

ATLAS ENERGY OHIO, LLC, an Ohio limited liability company

ATLAS ENERGY TENNESSEE, LLC, a Pennsylvania limited liability company

ATLAS NOBLE, LLC, a Delaware limited liability company

ATLAS RESOURCES, LLC, a Pennsylvania limited liability company

REI-NY, LLC, a Delaware limited liability company

RESOURCE ENERGY, LLC, a Delaware limited liability company

RESOURCE WELL SERVICES, LLC, a Delaware limited liability company

VIKING RESOURCES, LLC, a Pennsylvania limited liability company

ARP BARNETT, LLC, a Delaware limited liability company

ARP OKLAHOMA, LLC, an Oklahoma limited liability company

ARP BARNETT PIPELINE, LLC, a Delaware limited liability company

By:	/s/ Jeffrey Slotterback
Jeffrey Slotterback
Chief Financial Officer

ATLAS BARNETT, LLC, a Texas limited liability company

ARP PRODUCTION COMPANY, LLC, a Delaware limited liability company

ARP RANGELY PRODUCTION, LLC, a Delaware limited liability company

ARP MOUNTAINEER PRODUCTION, LLC, a Delaware limited liability company

ATLS PRODUCTION COMPANY, LLC, an Delaware limited liability company

ATLAS PIPELINE TENNESSEE, LLC, a Pennsylvania limited liability company

ARP EAGLE FORD, LLC, a Texas limited liability company

ATLAS ENERGY SECURITIES, LLC, a Delaware limited liability company

By:	/s/ Jeffrey Slotterback
Jeffrey Slotterback
Chief Financial Officer

FS ENERGY & POWER FUND, as a Lender By: GSO Capital Partners LP, as Sub-Adviser

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

FOXFIELDS FUNDING LLC, as a Lender By: FS Energy & Power Fund, as Sole Member By: GSP Capital Partners LP, as Sub-Adviser

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

WISSAHICKON CREEK LLC, as a Lender By: FS Investment Corporation II, as Sole Member By: GSO / Blackstone Debt Funds Management LLC, as Sub-Adviser

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

JUNIATA RIVER LLC, as a Lender By: FS Investment Corporation II, as Sole Member By: GSO / Blackstone Debt Funds Management LLC, as Sub-Adviser

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

JEFFERSON SQUARE FUNDING LLC, as a Lender By: FS Investment Corporation III, as Sole Member By: GSO / Blackstone Debt Funds Management LLC, as Sub-Adviser

By:	/s/ Thomas Iannarone
Name:	Thomas Iannarone
Title:	Authorized Signatory

MTP ENERGY OPPORTUNITIES FUND LLC, as a Lender By: MTP Energy Management LLC, its managing member By: Magnetar Financial LLC, its sole member

By:	/s/ Michael Turro
Name:	Michael Turro
Title:	Chief Compliance Officer

MTP ENERGY MASTER FUND LTD, as a Lender By: MTP Energy Management LLC, its managing member By: Magnetar Financial LLC, its sole member

By:	/s/ Michael Turro
Name:	Michael Turro
Title:	Chief Compliance Officer